UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 9, 2019

(Date of earliest event reported)

Cinedigm Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 West 36th Street, 7th Floor, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

212-206-8600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).               Emerging growth company                  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transmission period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	CIDM	Nasdaq Global Market

Item 1.01.	Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On July 9, 2019, the Company entered into a common stock purchase agreement (the “Stock Purchase Agreement”) with Bison Entertainment and Media Group (“BEMG”), an affiliate of Bison Capital Holding Company Limited, which, through an affiliate, is the majority holder of our Class A common stock, par value $0.001 per share (the “Common Stock”), pursuant to which the Company agreed to sell to BEMG a total of 2,000,000 shares of Common Stock (the “SPA Shares”), for an aggregate purchase price in cash of $3,000,000 priced at $1.50 per share. The SPA Shares are subject to certain transfer restrictions. The sale of the SPA Shares was consummated on July 9, 2019. The proceeds of the sale of the SPA Shares sold were used for working capital, including the repayment of debt. In addition, the Company has agreed to enter into a registration rights agreement for the resale of the SPA Shares.

Conversion of Loan to Convertible Note

On July 12, 2019, the Company and Bison Global Investment SPC for and on behalf of Global Investment SPC-Bison Global No. 1, another affiliate of Bison (“Bison Global”), entered into a termination agreement (the “Termination Agreement”) with respect to the term loan agreement dated as of July 20, 2018 between them, pursuant to which the Company had borrowed from Bison Global $10.0 million (the “2018 Loan”). Pursuant to the Termination Agreement, an amount equal to the outstanding principal amount was converted into a convertible note, and the accrued and unpaid interest on such outstanding principal amount was to be payable to Bison Global no later than September 30, 2019. As such, the 2018 Loan was paid in full, and the 2018 Loan Agreement was terminated. No early payment penalties were incurred.

On July 12, 2019, the Company issued a subordinated convertible note (the “Bison Convertible Note”) to Bison Global pursuant to which the Company borrowed from Bison Global $10.0 million. The Bison Convertible Note has a term ending on March 4, 2020, and bears interest at 5% per annum. The principal is payable upon maturity, in cash or in shares of Common Stock at the Company’s election. The Bison Convertible Note is unsecured and may be prepaid without premium or penalty, and contains customary covenants, representations and warranties. The Bison Convertible Note is convertible, in whole or in part from time to time, into shares of Common Stock at the holder’s election or at the Company’s election. Upon conversion, the Company may elect to settle such conversion with shares of Common Stock or a combination of cash and shares of Common Stock. At maturity, the Company may elect to pay in cash or shares of Common Stock. The proceeds of the Convertible Note were used to repay the 2018 Loan.

The Bison Convertible Note, offset by the concurrent payoff and termination of the 2018 Loan, did not result in any increase to the Company’s outstanding debt balance.

The foregoing descriptions of the Stock Purchase Agreement, the Termination Agreement and the Bison Convertible Note are qualified in their entirety by reference to such documents, which are filed as Exhibit 10.1, 10.2 and 4.1 hereto and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above is incorporated herein by reference. The SPA Shares were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

Amendment to Credit Facility

On July 3, 2019, the Company entered into an amendment (the “EWB Amendment”) to the Loan, Guaranty and Security Agreement, dated as of March 30, 2018, by and between the Company, East West Bank and the Guarantors named therein (the “EWB Credit Agreement”). The EWB Amendment reduced the size of the facility to $18,000,000, required certain prepayments and daily cash sweeps from collections of receivables to be made, changed in certain respects how the borrowing base is calculated, extended the maturity date to June 30, 2020 and excluded Future Today and any of its future subsidiaries from requirements to become Guarantors. In connection with the EWB Amendment, three of our subsidiaries became Guarantors under the EWB Credit Agreement, and one of them, Comic Blitz II LLC, entered into a Trademark Security Agreement with East West Bank dated as of July 3, 2019 (the “Trademark Security Agreement”) evidencing East West Bank’s security interest in the assets of Comic Blitz II LLC.

Extension of Second Lien Loans

On June 28, 2019, the Company agreed with the lenders under the Second Lien Loan Agreement dated as of July 14, 2016, as amended, to an extension of the second lien loans pursuant to which (i) the Company agreed to pay half of the outstanding principal amount plus accrued interest to date, and (ii) the maturity date of the remaining outstanding principal amount of the second lien loans was extended to September 30, 2019. The extension was memorialized in a Consent dated June 28, 2019 (the “Second Lien Loan Consent”).

The foregoing descriptions of the EWB Amendment, the Trademark Security Agreement and the Second Lien Loan Consent are qualified in their entirety by reference to such documents, which are filed as Exhibit 10.3, 4.2 and 10.4 hereto and incorporated herein by reference

Item 9.01	Financial Statements and Exhibits

EXHIBIT	INDEX

Exhibit No.	Description

4.1	Convertible Subordinated Promissory Note dated July 12, 2019.

4.2	Trademark Security Agreement dated as of July 3, 2019 by and between Comic Blitz II LLC and East West Bank.

10.1	Stock Purchase Agreement dated as of July 9, 2019 between Cinedigm Corp. and Bison Entertainment and Media Group.

10.2	Loan Termination Agreement dated as of July 12, 2019 between Cinedigm Corp. and Bison Global Investment SPC for and on behalf of Global Investment SPC-Bison Global No. 1.

10.3	Amendment No. 2 to Loan, Guaranty and Security Agreement dated as of July 3, 2019 by and between the Company, East West Bank and the Guarantors named therein.

10.4	Consent dated June 28, 2019 to Second Lien Loan Agreement among the Company, the lenders party thereto and Cortland Capital Market Services Inc. as Administrative and Collateral Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CINEDIGM CORP.

Dated: July 15, 2019	By:	/s/ Gary S. Loffredo
Gary S. Loffredo President of Digital Cinema, General Counsel and Secretary